Exhibit 99.1 INVESTOR PRESENTATION MAY 2022 MYBRB.BANK ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 1

DISCLOSURE Forward-Looking Statements substitute competitors’ products and services for the Company’s products and services; the Company’s inability This presentation of Blue Ridge Bankshares, Inc. (the “Company”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent to successfully manage growth or implement its growth strategy; the effect of acquisitions the Company may plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of make, including, without limitation, disruption of employee or customer relationships, and the failure to achieve management’s beliefs concerning future events, business plans, objectives, expected operating results, and the the expected revenue growth and/or expense savings from such acquisitions; the Company’s participation in the assumptions upon which those statements are based. Forward-looking statements include without limitation, any PPP established by the U.S. government and its administration of the loans and processing fees earned under statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are the program; the Company’s involvement, from time to time, in legal proceedings, and examination and remedial typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward- actions by regulators; the Company’s potential exposure to fraud, negligence, computer theft, and cyber-crime; looking statements are based largely on management’s expectations and are subject to a number of known and the Bank’s ability to pay dividends; and the Bank's ability to effectively manage its fintech partnerships, and the unknown risks and uncertainties that are subject to change based on factors which are, in many instances, abilities of those fintech companies to perform as expected. beyond its control. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements. The foregoing factors should not be considered exhaustive and should be read together with other cautionary statements that are included elsewhere in documents the Company files from time to time with the SEC including The following factors, among others, could cause the Company’s financial performance to differ materially from those discussed in the section entitled “Risk Factors.” If one or more of the factors affecting forward-looking that expressed in such forward-looking statements: the strength of the United States economy in general and the information and statements proves incorrect, then actual results, performance or achievements could differ strength of the local economies in which it conducts operations; changes in the level of the Company’s materially from those expressed in, or implied by, forward-looking information and statements contained in this nonperforming assets and charge-offs; management of risks inherent in the Company’s real estate loan portfolio, presentation. Therefore, the Company cautions you not to place undue reliance on its forward-looking information and the risk of a prolonged downturn in the real estate market, which could impair the value of collateral and the and statements. The Company will not update the forward-looking statements to reflect actual results or changes ability to sell collateral upon any foreclosure; the effects of, and changes in, trade, monetary, and fiscal policies in the factors affecting the forward-looking statements. New risks and uncertainties may emerge from time to and laws, including interest rate policies of the Federal Reserve, inflation, interest rate, market, and monetary fluctuations; changes in consumer spending and savings habits; the Company's ability to identify, attract, and time, and it is not possible for the Company to predict their occurrence or how these risks and uncertainties will retain experienced management, relationship managers, and support personnel, particularly in a competitive affect it. labor environment; technological and social media changes impacting the Company, the Bank, and the financial services industry, in general; changing bank regulatory conditions, laws, regulations, policies, or programs, Non-GAAP Financial Measures whether arising as new legislation or regulatory initiatives, that could lead to restrictions on activities of banks This presentation contains financial information determined by methods other than in accordance with generally, or the Bank in particular, more restrictive regulatory capital requirements, increased costs, including accounting principles generally accepted in the United States of America (“GAAP”). The accounting and reporting deposit insurance premiums, increased regulations, prohibition of certain income producing activities, or changes in the secondary market for loans and other products; the impact of changes in laws, regulations, and policies policies of the Company conform to GAAP and prevailing practices in the banking industry. However, management affecting the real estate industry; the effect of changes in accounting policies and practices, as may be adopted uses certain non-GAAP measures to supplement the evaluation of the Company’s performance. These non-GAAP from time to time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the measures include operating return on average assets, operating return on average equity, operating efficiency FASB, or other accounting standards setting bodies; the impact of the COVID-19 pandemic on the Company's ratio, tangible common equity, tangible total assets, tangible book value per common share, etc. Management customers and employees, and the associated efforts by the Company and others to limit the spread of the virus; believes presentations of these non-GAAP financial measures provide useful supplemental information that is the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP and other catastrophic events; geopolitical conditions, including acts or threats of terrorism and/or military disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor conflicts, including the military conflict between Russia and Ukraine, or actions taken by the U.S. or other are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and Reconciliations of GAAP to non-GAAP measures are included at the end of this presentation. economic conditions in the U.S. and abroad; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 2

ABOUT BLUE RIDGE BANK st Gives back to our communities Top 10 USDA B&I Lender in 2021 1 Mid-Atlantic bank to join the UN-convened Net-Zero Banking Named to Piper Sandler Alliance, helping to lead the Small-All Stars Class of 2021 financial industry in protecting our planet. Best Small Bank in Virginia in Newsweek's ranking of America's Best Banks 2022. 5 Star Rating from Bauer Financial ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 3

ABOUT BLUE RIDGE BANK Since 1893 Community banking with a national reach. Redefining community and rooted in serving the businesses and individuals in our region. MYBRB.BANK ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 4

WHY WE EXIST Our MISSION is to create financial value and opportunity for our shareholders, customers, employees, and communities by PURPOSE providing evolving, flexible, and customized solutions for the needs of our clients….and to have fun while doing it. We act with integrity and PURPOSE while serving others, MISSION commit to success, celebrate achievement, and enjoy every day. We create economic VALUE for our clients, communities VALUES and shareholders through our commitment to providing financial products and services with a client-centric focus. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 5

MANAGEMENT TEAM Brian K. Plum Chief Executive Officer LaNell DeLoach Chief Credit Officer • Chief Credit Officer since November 2020 • Chief Executive Officer of Blue Ridge Bankshares, Inc. since December 2014 • Previously served as Executive Vice President of Credit of Blue Ridge Bank • Previously served as CFO and Chief Administrative Officer of Blue Ridge Bankshares, Inc. from 2007-2014 since October 2019 • Holds a BS in Accounting and Economics from Eastern Mennonite University, a MS • Holds a BA in Economics from Salem College in Accounting from James Madison University, and a MBA from the Darden School • Graduate of the ABA Stonier Graduate School of Banking and Wharton of Business at the University of Virginia Leadership Program • 16 years experience in the commercial banking industry, and 20 years working with • 21 years of banking experience in credit risk management mortgage banking James “Jim” McCarty Chief Administrative Officer Judy C. Gavant Chief Financial Officer, Blue Ridge Bankshares, Inc. • Chief Administrative Officer since January 2020 President and Chief Financial Officer, Blue Ridge Bank • Previously served as Chief Financial Officer and Chief Administrative • Chief Financial Officer since January 2021 Officer at Bank of Clarke County/Eagle Financial Services, Inc. • Previously served as CFO of Bay Banks of Virginia, Inc. from 2018 to January 2021 • Holds a BS in Accounting from Virginia Tech and a MBA from • Served as Chief Accounting Officer of Xenith Bankshares, Inc. from 2010 - 2018 Shenandoah University • Holds a BS in Accounting from Louisiana State University and a MS in Taxation from • 25 years experience in the banking industry Virginia Commonwealth University • 40 years of experience in accounting, taxation, finance, and M&A C. Rodes “Dusty” Boyd Chief Lending Officer William “Bill” Callaghan Chief Operating Officer • Chief Lending Officer since January 2021 • Chief Operating Officer since January 2021 • Previously served as Chief Lending Officer of Virginia Commonwealth Bank since April 2017 • Previously served as Chief Administrative Officer at Virginia Commonwealth Bank from and various lending roles with legacy Virginia Commonwealth Bank since 2011 2018 to January 2021 • Holds a BA in English from Virginia Military Institute and a MBA from University of Richmond • Served as Chief Information Officer of Xenith Bankshares, Inc. from 2008 - 2017 • 20 years of banking experience • Holds a BS in Information Systems Management from the University of San Francisco • 36 years experience in the financial services industry ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 6

CORPORATE PROFILE 26 Virginia branches; 1 in North Carolina GEOGRAPHY 18 mortgage offices in NC, VA, MD, SC #4 community bank market (1) MARKET SHARE share in Virginia 520 Full-time equivalents (FTEs) EMPLOYEES ASSETS $2.7 billion DEPOSITS $2.4 billion GROSS LOANS $1.9 billion (1) Deposit market share excludes banks with more than $10 billion in total assets as of December 31, 2021. FDIC Market Share Report as of June 30, 2021. Source: S&P Global Market Intelligence and Company financials as of March 31, 2022. Not pictured - mortgage offices in Hilton Head and Columbia, SC ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 7

OUR SERVICE OFFERINGS BRB Commercial Retail Financial Fintech Banking Banking Group Consumer & Wealth Government Private BaaS Community Middle Market Specialized Management Guaranteed Banking Banking Banking Banking Lending Personal Trust Corporate & Deposits Employee Deposit Treasury Credit Cards Services Purchasing Benefits Services Services Cards Fintech-Based Mortgage Banking Lending ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 8

ESG >> Eliminate single-use plastics by end of 2024 >> Implement email standards to reduce carbon emissions >> Develop a sustainability strategy >> Maintain and enhance recycling programs in all locations Blue Ridge Bank is committed to addressing the risks of >> Support EV’s through additional branch charging stations climate change, including cutting the carbon emissions of its operations. The company is one of only nine US banks and the first in Virginia to commit to environmental >> Develop SWaM business partnerships >> Create diversity and inclusion management program in 2022 sustainability through joining the Net-Zero Banking Alliance. >> Actively support community development >> Maintain living wage for teammates; currently $17/hour We are proud to join leading peers from the banking “ industry in these collective efforts to protect our environment. >> Ensure vendors follow ESG guidelines >> Enhance corporate ESG disclosures We are aligning our operations and lending and investment >> Implement internal audit of ESG platform bank-wide portfolios to achieve net-zero emissions by 2040 while >> Maintain Independent Board of Directors Chairman achieving intermediate performance targets by 2030. ” >> Move to eliminate staggered board terms on 2022 proxy - Brian K. Plum, President and Chief Executive Officer, Blue Ridge Bankshares, Inc. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 9

FINTECH Blue Ridge Bank partners with a wide array of FinTech companies Offering BaaS allows us to amplify our presence and redefine community banking in the digital age by serving customers that are beyond our branch footprint. Leveraging the opportunities provided by financial technology, we aspire to enhance the lives of all our communities magnifying community banking’s traditional values of service, trust, and responsibility beyond our traditional customer base. Fintech partnerships generate deposits, interest income, and fee income. They also contribute knowledge and generate accretive strategic and customer relationships. Fintech coupled with ESG integration accelerates the “ ability to achieve rapid growth and improve the 11 of 13 outside directors receive a portion of their compensation environment while generating substantial returns in Bitcoin to enhance director knowledge, education, and experience ” - Brian K. Plum, President and Chief Executive Officer, Blue Ridge Bankshares, Inc. with this growing part of financial ecosystem. Digital Lending Payments Blockchain Digital Wealth Management ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 10

FINTECH PARTNERSHIPS ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 11

FINTECH LOANS & DEPOSITS Source: Company data. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 12

FEATURED FINTECH PARTNER The Blue Ridge-Unit partnership is about compliance and community. “ Tomorrow's successful banking experiences will be blended with software experiences. Financial products will meet individuals and businesses within their favorite software products. Through our partnership, we make the delivery of such financial products seamless, scalable and safe. We believe that the shift to responsible embedded finance is the biggest opportunity in financial services in the coming decade. ” - Itai Damti, Chief Executive Officer of Unit ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 13

MIDDLE MARKET BANKING GOALS: >> Recruit and build a team of commercial bankers in VA and NC >> Target lower Middle Market clients and emphasize building full relationships >> Drive balance sheet and P&L growth through relationship acquisition and cross-sell >> Diversify the Bank’s balance sheet STRATEGY: >> Build out Middle Market teams in key markets in VA and NC >> Target operating companies from $15-$150mm in revenue >> Emphasize building full relationships to include credit, deposits, and treasury management PROGRESS TO DATE >> Hired Group Executive in mid-February >> Focusing on two markets initially with Team Leads >> Relationship Manager hires in process ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 14

SPECIALIZED LENDING Subscription (Capital Calls) Lending Asset-Based Lending including small ticket equipment finance, food and beverage Lender Finance and Solar GOALS: >> Diversify portfolio and contribute to growth in net interest margin >> Identify and introduce specialized lending products whether by acquisition or organically grown STRATEGY: >> Target lending opportunities with top level management >> Surround ourselves with top tier, independent expertise >> Enhance capabilities and point of differentiation through products, services, and relationship building PROGRESS TO DATE: >> Establish new business pipeline with over $100MM+ while leveraging national lending capability >> Identify several joint venture opportunities to enhance existing expertise and ability to execute at highest levels >> Expand participation opportunities and leading Blue Ridge Bank’s opportunity to act as lead agent across specialized lending ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 15

FEATURED GOVERNMENT-GUARANTEED LENDING CLIENT Break Rock Brewing is a privately-held limited liability company (LLC) owned and managed by James (Jay) Southwood, the founder. It is located at 552 Victory Road, Quincy, MA. The brewery is a taproom focused business concentrating on-premise sales, serving Quincy, MA and the surrounding area. The brewery produces year-round offerings and limited and rotational beers aimed at broadening the market, building brand recognition, and driving traffic to the taproom. Having a strong relationship with a bank is crucial. This proved true for Break Rock “ Brewing. In the middle of a pandemic, Bryan Monteith and the GGL team at Blue Ridge Bank provided $1.7 million Blue Ridge Bank recognized our potential and business plan. We are forever grateful SBA loan for a new brewery, for leasehold to Blue Ridge. They will be our first call for any funding needs in the future. improvements, equipment, and working capital ” - Jay Southwood, Owner and Founder of Break Rock Brewing Co. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 16

MARKETS OF OPERATION – VIRGINIA & MARYLAND

Washington DC MSA

- Area contains the largest MSA by population in the Southeastern U.S. and sixth largest in the U.S. [1]
- The region is one of the wealthiest in the Southeast with a median household income which is nearly double the national average [1]
- Economic prospects remain robust with a growing employment market due to it being a strong base for professional & business services as well as government employment [2]

North Central VA

- The region maintains a well-educated workforce and is home to top U.S. universities, including the University of Virginia and James Madison University
- Charlottesville and Harrisonburg MSAs are expected to exceed U.S. population growth between 2022 – 2027 and household income is projected to grow over 2% annually [1]
- The region maintains a diverse economy in key industries including financial services, biomedical and biotechnology, information technology, and manufacturing [3]

Richmond MSA

- The region encompasses the state capital and is home to top U.S. universities including Virginia Commonwealth University
- Richmond MSA is expected to exceed U.S. population growth between 2022 – 2027 [1]
- The region maintains a stable and diverse economy in an array of key industries and houses 7 Fortune 500 company headquarters [3]


Winchester
Washington D.C.
Harrisonburg
Fredericksburg
Charlottesville
Northern Neck
VIRGINIA
Richmond
Cape Charles
Norfolk
Virginia Beach
Danville
Bank Branch
Mortgage Office
LPO
Middle Market – Existing

Hampton Roads MSA

- Recognized as the 33rd largest Metropolitan Statistical Area (MSA) in the United States and the eighth-largest metro area in the Southeast United States [4]
- The area's economy is heavily influenced by the advanced manufacturing industry and the largest active-duty military population in the United States[4]
- The region has above average incomes, median household income of ~$75K vs. national median household income of ~$70K [1]

(1) Source: S&P Global Market Intelligence
(2) Source: Bureau of Labor Statistics
(3) Source: Virginia Economic Development Partnership
(4) Source: Virginia Beach Department of Economic Development

©2022 Blue Ridge Bank, N.A. All Rights Reserved.

17

MARKETS OF OPERATION – NORTH CAROLINA Triad •Greensboro MSA is home to assorted industries with high concentration in financial services, information, manufacturing, (1) and wholesale trading • Population growth between 2022 – 2027 is expected to be (2) above 2% annually Triangle •Durham-Chapel Hill and Raleigh-Cary metro areas are expected to exceed U.S. population growth between 2022 – 2027 and (2) household income is projected to grow over 3% annually (2) • Median household income above the national average •The region provides a high quality of life and robust economy, enticing people from around the U.S. and students from nearby universities such as Duke, UNC, and Wake Forest to settle in the area (1) Source: Greensboro North Carolina Government (2) Source: S&P Global Market Intelligence ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 18

SIGNIFICANT BALANCE SHEET GROWTH Source: Company financials. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 19

LOANS HELD FOR INVESTMENT PORTFOLIO Loan Composition Source: Company financials. (1) Excludes loans funded under the Paycheck Protection Program (“PPP”) ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 20

DEPOSIT PORTFOLIO (1) >> Cost of deposits was 0.27% for the first quarter of 2022, a decline of 0.02% from 0.29% for the fourth quarter of 2021 Deposit Composition >> Continued focus on noninterest DDA, a significant driver of commercial bank incentives Source: Company financials. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 21

ROBUST AND CONSISTENT PROFITABILITY (1) Adjusted amounts are Non-GAAP measures and exclude merger costs; see Appendix for reconciliation of Non-GAAP disclosures. Source: Company financials. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 22

ASSET QUALITY AND CREDIT CULTURE >> Commentary • Allowance for Loan Losses (ALL)/Held for Investment (HFI) Loans excludes purchase accounting adjustments (discounts) on acquired loans of $13.5 million as of March 31, 2022 (1) (1) Ratios exclude remaining discounts related to acquisitions. Source: Company financials. Bank-level data. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 23

PER SHARE GROWTH (1) Non-GAAP measures; see Appendix for reconciliation of Non-GAAP disclosures. // (2) All periods presented are reflective of the 3-for-2 stock split effective April 30, 2021. Source: Company financials. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 24

LOOKING FORWARD Leverage footprint and scale to grow quality relationships Drive cross-selling opportunities across multiple business lines by implementing a CRM in Q2 2022 Continue to integrate Fintech partnerships Leverage Fintech relationships to develop BaaS and lending opportunities Grow government-guaranteed lending business Adjust to contraction in mortgage lending activity Expand noninterest income through credit card division and organic institutional growth ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 25

APPENDIX Appendix Financial Highlights and Reconciliation of Non-GAAP Disclosures ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 26

FINANCIAL HIGHLIGHTS (1) Shares outstanding as of and for the periods stated are reflective of the 3-for-2 stock split that was effective April 30, 2021. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 27

FINANCIAL HIGHLIGHTS (1) Annualized. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 28

APPENDIX: Reconciliation of Non-GAAP Disclosures (1) Assumes an income tax rate of 21% and full deductibility. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 29

APPENDIX: Reconciliation of Non-GAAP Disclosures (1) Excludes mortgage servicing rights. (2) Shares outstanding as of and for the periods stated are reflective of the 3-for-2 stock split that was effective April 30, 2021. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 30

MYBRB.BANK ©2022 Blue Ridge Bank, N.A. All Rights Reserved.